Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L S T R E N G T H

O P E R A T I O N A L E X C E L L E N C E

F i n a n c i a l S u p p l e m e n t

December 31, 2008

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President	NYSE: FFG
Kathleen.TillStange@FBLFinancial.com	www.fblfinancial.com
TEL: 515.226.6780

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
December 31, 2008
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs by Segment	13
Collected Premiums, last five quarters	14
Other Information	15
NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of:
• realized and unrealized gains and losses on investments; • changes in net unrealized gains and losses on derivatives; • the cumulative effect of changes in accounting principles.

We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter.  Also, the cumulative effect of changes in accounting principles is a nonrecurring item.  These fluctuations make it difficult to analyze core operating trends.  In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss).  Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force.  For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market.  A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results.  We use operating income (loss) for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2:  Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31,	December 31,
	2008	2007
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost:
2008 - $10,505,084; 2007 - $9,662,986)	$8,965,443	$9,522,592
Equity securities - available for sale, at market (cost: 2008 - $51,958;
2007 - $22,410)	44,863	23,633
Mortgage loans on real estate	1,381,854	1,221,573
Derivative instruments	12,933	43,918
Investment real estate	2,559	2,559
Policy loans	182,421	179,490
Other long-term investments	1,527	1,300
Short-term investments	262,459	72,005
Total investments	10,854,059	11,067,070

Cash and cash equivalents	37,710	84,015
Securities and indebtedness of related parties	18,921	19,957
Accrued investment income	136,893	118,827
Amounts receivable from affiliates	15,791	10,831
Reinsurance recoverable	107,854	123,659
Deferred policy acquisition costs	1,365,609	991,155
Deferred sales inducements	420,147	321,263
Value of insurance in force acquired	63,121	41,215
Property and equipment, less allowances for depreciation of $63,730 in 2008
and $75,365 in 2007	23,074	49,164
Current income tax recoverable	14,389	7,412
Deferred income tax benefit	305,080	-
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	67,953	186,925
Other assets	41,623	32,458
Assets held in separate accounts	577,420	862,738

Total assets	$14,060,814	$13,927,859

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31,	December 31,
	2008	2007
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,531,967	$9,557,073
Traditional life insurance and accident and health products	1,328,506	1,284,068
Unearned revenue reserve	34,663	28,448
Other policy claims and benefits	38,256	31,069
	11,933,392	10,900,658
Other policyholders' funds:
Supplementary contracts without life contingencies	504,885	439,441
Advance premiums and other deposits	167,473	158,245
Accrued dividends	10,241	11,208
	682,599	608,894

Amounts payable to affiliates	247	35
Short-term debt	59,446	-
Long-term debt payable to affiliates	100,000	-
Long-term debt	271,005	316,930
Deferred income taxes	-	28,188
Collateral payable for securities lending and other transactions	69,656	202,594
Other liabilities	108,588	104,840
Liabilities related to separate accounts	577,420	862,738
Total liabilities	13,802,353	13,024,877

Minority interest in subsidiaries	96	91

Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized
10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 28,975,889 shares in 2008 and 28,826,738
shares in 2007	104,090	101,221
Class B common stock, without par value – authorized 1,500,000 shares,
issued and outstanding 1,192,990 shares	7,522	7,525
Accumulated other comprehensive loss	(649,758)	(36,345)
Retained earnings	793,511	827,490
Total stockholders’ equity	258,365	902,891
Total liabilities and stockholders’ equity	$14,060,814	$13,927,859

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007
Revenues:
Interest sensitive and index product charges	$33,362	$30,484	$127,199	$114,529
Traditional life insurance premiums	38,002	36,419	149,186	144,682
Net investment income	185,317	166,471	707,872	628,031
Derivative loss	(37,261)	(52,227)	(208,793)	(4,951)
Realized/unrealized gains (losses) on investments	(25,785)	(775)	(156,309)	5,769
Other income	5,945	6,484	25,310	26,539
Total revenues	199,580	186,856	644,465	914,599
Benefits and expenses:
Interest sensitive and index product benefits	120,118	105,144	440,430	442,544
Change in value of index product embedded derivatives	(18,334)	(12,334)	(189,354)	(5,907)
Traditional life insurance benefits	23,677	21,132	96,884	90,808
Increase in traditional life future policy benefits	9,744	9,613	43,255	37,682
Distributions to participating policyholders	4,958	5,306	20,064	21,420
Underwriting, acquisition and insurance expenses	77,034	31,978	221,393	161,820
Interest expense	6,204	4,430	19,567	16,666
Other expenses	6,427	6,389	24,104	23,760
Total benefits and expenses	229,828	171,658	676,343	788,793
	(30,248)	15,198	(31,878)	125,806
Income taxes	11,028	(3,800)	13,662	(41,051)

Minority interest in loss of subsidiaries	40	52	71	49
Equity income (loss), net of related income taxes	(48)	433	(4)	1,535
Net income (loss)	$(19,228)	$11,883	$(18,149)	$86,339

Earnings (loss) per common share	$(0.64)	$0.40	$(0.61)	$2.90

Earnings (loss) per common share – assuming dilution	$(0.64)	$0.39	$(0.61)	$2.84

Cash dividends per common share	$0.125	$0.120	$0.500	$0.480

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (Loss)
(Dollars in thousands, except per share data)

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008

Operating revenues:
Interest sensitive and index product charges	$30,492	$29,206	$31,893	$32,908	$33,350
Traditional life insurance premiums	36,419	36,133	38,769	36,282	38,002
Net investment income	166,471	168,494	172,173	181,888	185,317
Derivative income (loss)	8,937	(17,926)	(22,155)	(24,610)	(30,401)
Other income	6,484	5,865	6,955	6,545	5,945
Total operating revenues	248,803	221,772	227,635	233,013	232,213

Benefits and expenses:
Interest sensitive and index product benefits	118,064	99,147	100,766	106,454	114,096
Traditional life insurance	21,132	27,252	22,602	23,353	23,677
Increase in traditional life future policy benefits	9,613	11,390	11,037	11,084	9,744
Distributions to participating policyholders	5,306	5,270	5,023	4,813	4,958
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,398	3,401	3,348	3,280	3,581
Amortization of deferred policy acquisition costs	24,025	22,436	22,805	26,706	51,911
Amortization of value of insurance in force acquired	2,068	1,055	569	857	1,044
Other underwriting expenses	19,160	19,369	19,313	18,928	19,353
Total underwriting, acquisition and insurance expenses	48,651	46,261	46,035	49,771	75,889
Interest expense	4,430	4,451	4,448	4,464	6,204
Other expenses	6,389	5,955	6,137	5,585	6,426
Total benefits and expenses	213,585	199,726	196,048	205,524	240,994
	35,218	22,046	31,587	27,489	(8,781)
Income taxes	(10,807)	(7,104)	(10,307)	(8,918)	3,513
Minority interest in loss of subsidiaries	52	9	7	15	40
Equity income (loss), net of related income taxes	433	117	(159)	86	(48)

Operating income (loss)	24,896	15,068	21,128	18,672	(5,276)

Realized/unrealized losses on investments, net of offsets	(213)	(12,165)	(42,642)	(12,726)	(12,009)
Change in net unrealized gains/losses on derivatives, net of offsets	(12,800)	3,535	4,939	5,270	(1,943)

Net income (loss)	$11,883	$6,438	$(16,575)	$11,216	$(19,228)

Operating income (loss) per common share - assuming dilution.	$0.82	$0.50	$0.70	$0.62	$(0.18)
Earnings (loss) per common share - assuming dilution	$0.39	$0.21	$(0.56)	$0.37	$(0.64)

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,787	29,860	29,892	29,900	29,926
Effect of dilutive securities	626	348	210	151	-
Diluted	30,413	30,208	30,102	30,051	29,926

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,787	29,860	29,892	29,900	29,926
Effect of dilutive securities	626	348	-	151	-
Diluted	30,413	30,208	29,892	30,051	29,926

Operating return on equity, excluding AOCL - last twelve months	10.6%	9.6%	9.2%	8.6%	5.3%
Operating return on equity, including AOCL - last twelve months	10.7%	10.1%	10.2%	10.2%	7.6%

FBL Financial Group, Inc.

Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments.  The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable.  We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution.  Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest.  Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.  The Exclusive Annuity segment also includes index annuities.  With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies.  These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts.  These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

 -  investments and related investment income not specifically allocated to our product segments;

 -  interest expense;

 -  accident and health insurance products, primarily a closed block of group policies;

 -  advisory services for the management of investments and other companies;

 -  marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and

 -  leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss).  Accordingly, income taxes are not allocated to the segments.  In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended December 31, 2008	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$338	$8,783	$12,256	$11,973	$-	$33,350
Traditional life insurance premiums	-	-	38,002	-	-	38,002
Net investment income	37,467	106,483	35,795	3,713	1,859	185,317
Derivative loss	(663)	(29,738)	-	-	-	(30,401)
Other income	104	-	(21)	416	5,446	5,945
Total operating revenues	37,246	85,528	86,032	16,102	7,305	232,213

Benefits and expenses:
Interest sensitive and index product benefits	23,573	68,003	16,168	6,352	-	114,096
Traditional life insurance benefits	-	-	23,677	-	-	23,677
Increase in traditional life future policy benefits	-	-	9,744	-	-	9,744
Distributions to participating policyholders	-	-	4,958	-	-	4,958
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,831	750	-	3,581
Amortization of deferred policy acquisition costs	3,700	35,763	5,041	7,407	-	51,911
Amortization of value of insurance in force acquired	612	-	432	-	-	1,044
Other underwriting expenses	2,136	3,630	7,590	5,404	593	19,353
Total underwriting, acquisition and insurance expenses	6,448	39,393	15,894	13,561	593	75,889
Interest expense	-	-	-	-	6,204	6,204
Other expenses	-	-	-	111	6,315	6,426
Total benefits and expenses	30,021	107,396	70,441	20,024	13,112	240,994
	7,225	(21,868)	15,591	(3,922)	(5,807)	(8,781)
Minority interest in loss of subsidiaries	-	-	-	-	40	40
Equity loss, before tax	-	-	-	-	(74)	(74)
Pre-tax operating income (loss)	$7,225	$(21,868)	$15,591	$(3,922)	$(5,841)	$(8,815)

Quarter Ended December 31, 2007	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$259	$6,399	$11,457	$12,377	$-	$30,492
Traditional life insurance premiums	-	-	36,419	-	-	36,419
Net investment income	36,861	86,230	35,749	3,352	4,279	166,471
Derivative income	899	8,038	-	-	-	8,937
Other income	-	-	-	201	6,283	6,484
Total operating revenues	38,019	100,667	83,625	15,930	10,562	248,803

Benefits and expenses:
Interest sensitive and index product benefits	24,563	74,721	14,238	4,542	-	118,064
Traditional life insurance benefits	-	-	21,132	-	-	21,132
Increase in traditional life future policy benefits	-	-	9,613	-	-	9,613
Distributions to participating policyholders	-	-	5,306	-	-	5,306
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	43	42	2,461	852	-	3,398
Amortization of deferred policy acquisition costs	2,111	13,339	5,555	3,020	-	24,025
Amortization of value of insurance in force acquired	311	-	1,757	-	-	2,068
Other underwriting expenses	2,219	3,103	7,603	5,238	997	19,160
Total underwriting, acquisition and insurance expenses	4,684	16,484	17,376	9,110	997	48,651
Interest expense	-	-	-	-	4,430	4,430
Other expenses	-	-	-	176	6,213	6,389
Total benefits and expenses	29,247	91,205	67,665	13,828	11,640	213,585
	8,772	9,462	15,960	2,102	(1,078)	35,218
Minority interest in loss of subsidiaries	-	-	-	-	52	52
Equity income, before tax	-	-	-	-	666	666
Pre-tax operating income (loss)	$8,772	$9,462	$15,960	$2,102	$(360)	$35,936

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Pre-tax Operating Income			(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$259	$265	$201	$190	$338
Net investment income	36,861	35,538	35,670	36,634	37,467
Derivative income (loss):
Proceeds from option settlements	165	73	-	-	-
Cost of money for call options	(98)	(94)	(113)	(102)	(93)
Proceeds from (cost of) interest rate swaps	832	(112)	(869)	(979)	(570)
Total derivative income (loss)	899	(133)	(982)	(1,081)	(663)
Other income	-	26	114	23	104
Total operating revenues	38,019	35,696	35,003	35,766	37,246

Benefits and expenses:
Interest sensitive and index product benefits	24,563	23,287	23,051	23,904	23,573
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,111	2,482	2,142	3,624	3,698
Amortization of value of insurance in force acquired	311	534	74	292	612
Other underwriting expenses	2,262	2,151	2,122	2,081	2,138
Total underwriting, acquisition and insurance expenses	4,684	5,167	4,338	5,997	6,448
Total benefits and expenses	29,247	28,454	27,389	29,901	30,021
Pre-tax operating income	$8,772	$7,242	$7,614	$5,865	$7,225

Balance sheet data, securities at cost:

Assets:
Investments	$2,315,044	$2,350,332	$2,364,870	$2,417,666	$2,356,310
Deferred policy acquisition costs	80,685	84,023	87,211	88,865	89,714
Value of insurance in force acquired	12,949	12,509	12,761	12,265	11,982
Other assets	51,155	50,485	67,063	64,513	135,170
Total assets	$2,459,833	$2,497,349	$2,531,905	$2,583,309	$2,593,176

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,825,325	$1,842,844	$1,887,174	$1,943,188	$1,971,218
Other insurance reserves	392,326	394,576	389,471	387,176	381,838
Other liabilities	15,362	36,711	27,407	24,514	19,626
Total liabilities	2,233,013	2,274,131	2,304,052	2,354,878	2,372,682
Allocated equity, excluding AOCL	226,820	223,218	227,853	228,431	220,494
Total liabilities and equity	$2,459,833	$2,497,349	$2,531,905	$2,583,309	$2,593,176

Other data:
Number of direct contracts	51,311	50,926	50,912	51,258	51,439

Statutory portfolio yield net of assumed defaults	6.05%	5.75%	5.76%	5.83%	5.61%
Credited rate	4.35%	4.14%	4.13%	4.12%	4.04%
Spread on direct fixed annuities at end of quarter	1.70%	1.61%	1.63%	1.71%	1.57%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,439,049	$1,442,520	$1,457,812	$1,499,540	$1,554,250

Deposits	24,045	43,164	61,848	68,871	62,278
Withdrawals, surrenders and death benefits	(22,659)	(24,090)	(20,481)	(18,710)	(32,827)
Net flows	1,386	19,074	41,367	50,161	29,451

Policyholder interest/index credits	15,382	14,897	14,701	15,221	15,211
Annuitizations and other	(13,297)	(18,679)	(14,340)	(10,672)	(12,771)
Balance, end of period	1,442,520	1,457,812	1,499,540	1,554,250	1,586,141
Other interest sensitive reserves	382,805	385,032	387,634	388,938	385,077
Total interest sensitive and index product reserves	$1,825,325	$1,842,844	$1,887,174	$1,943,188	$1,971,218

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Traditional Annuity - Independent Distribution Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$6,399	$5,309	$7,621	$8,754	$8,783
Net investment income	86,230	90,766	94,605	103,273	106,483
Derivative income (loss):
Proceeds from option settlements	38,717	14,341	11,734	8,903	902
Cost of money for call options	(30,679)	(32,134)	(32,907)	(32,432)	(30,640)
Total derivative income (loss)	8,038	(17,793)	(21,173)	(23,529)	(29,738)
Total operating revenues	100,667	78,282	81,053	88,498	85,528

Benefits and expenses:
Interest sensitive and index product benefits:
Interest sensitive product benefits	23,222	25,430	26,681	32,889	35,354
Index product benefits:
Interest credited	12,034	13,579	17,199	17,479	30,633
Index credits	39,465	14,525	10,774	8,154	2,016
Total index product benefits	51,499	28,104	27,973	25,633	32,649
Total interest sensitive and index product benefits	74,721	53,534	54,654	58,522	68,003
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	13,339	13,011	13,745	15,695	35,764
Other underwriting expenses	3,145	3,942	3,760	3,742	3,629
Total underwriting, acquisition and insurance expenses	16,484	16,953	17,505	19,437	39,393
Total benefits and expenses	91,205	70,487	72,159	77,959	107,396
Pre-tax operating income (loss)	$9,462	$7,795	$8,894	$10,539	$(21,868)

Balance sheet data, securities at cost:

Assets:
Investments	$6,249,207	$6,393,489	$6,817,989	$7,187,159	$7,202,047
Deferred policy acquisition costs	468,529	478,708	492,540	501,711	479,288
Deferred sales inducements	286,849	292,491	294,148	293,524	277,836
Other assets	142,582	167,015	188,946	155,091	157,133
Total assets	$7,147,167	$7,331,703	$7,793,623	$8,137,485	$8,116,304

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$4,994,736	$5,172,016	$5,602,285	$5,961,338	$5,979,633
Interest sensitive and index product reserves - assumed	1,766,735	1,719,151	1,678,348	1,628,748	1,583,754
Other insurance reserves	64,242	89,362	113,368	138,950	145,036
Other liabilities	21,034	36,972	58,575	29,379	28,658
Total liabilities	6,846,747	7,017,501	7,452,576	7,758,415	7,737,081
Allocated equity, excluding AOCL	300,420	314,202	341,047	379,070	379,223
Total liabilities and equity	$7,147,167	$7,331,703	$7,793,623	$8,137,485	$8,116,304

Other data:
Number of direct contracts	73,980	78,241	86,470	92,966	93,769

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.80%	5.83%	5.85%	5.89%	5.89%
Credited rate	4.86%	4.85%	4.86%	4.88%	4.89%
Spread on direct fixed rate annuities at end of quarter	0.94%	0.98%	0.99%	1.01%	1.00%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.74%	5.77%	5.81%	5.83%	5.83%
Credited rate/option cost	3.57%	3.56%	3.53%	3.46%	3.54%
Spread on direct index annuities at end of quarter	2.17%	2.21%	2.28%	2.37%	2.29%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$6,330,502	$6,759,976	$6,889,613	$7,279,099	$7,588,549

Deposits	485,878	303,676	512,448	467,069	187,024
Withdrawals, surrenders and death benefits	(130,841)	(134,517)	(151,351)	(181,175)	(251,863)
Net flows	355,037	169,159	361,097	285,894	(64,839)

Policyholder interest/index credits	86,470	63,945	58,804	61,130	56,490
Derivative value change and other	(12,033)	(103,467)	(30,415)	(37,574)	(18,511)
Balance, end of period	6,759,976	6,889,613	7,279,099	7,588,549	7,561,689
Other interest sensitive reserves	1,495	1,554	1,534	1,537	1,698
Total interest sensitive and index product reserves	$6,761,471	$6,891,167	$7,280,633	$7,590,086	$7,563,387

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,457	$11,421	$11,781	$12,229	$12,256
Traditional life insurance premiums	36,419	36,133	38,769	36,282	38,002
Net investment income	35,749	35,787	35,682	36,060	35,795
Other income	-	21	(14)	(19)	(21)
Total operating revenues	83,625	83,362	86,218	84,552	86,032

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,146	9,140	9,208	9,230	9,092
Death benefits	5,092	7,245	8,106	7,955	7,076
Total interest sensitive product benefits	14,238	16,385	17,314	17,185	16,168
Traditional life insurance benefits:
Death benefits	12,582	18,433	12,510	14,747	14,885
Surrender and other benefits	8,550	8,819	10,092	8,606	8,792
Total traditional life insurance benefits	21,132	27,252	22,602	23,353	23,677
Increase in traditional life future policy benefits	9,613	11,390	11,037	11,084	9,744
Distributions to participating policyholders	5,306	5,270	5,023	4,813	4,958
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,461	2,579	2,461	2,520	2,831
Amortization of deferred policy acquisition costs	5,555	4,446	4,291	4,378	5,041
Amortization of value of insurance in force acquired	1,757	521	495	565	432
Other underwriting expenses	7,603	7,355	7,330	7,014	7,590
Total underwriting, acquisition and insurance expenses	17,376	14,901	14,577	14,477	15,894
Total benefits and expenses	67,665	75,198	70,553	70,912	70,441
Pre-tax operating income	$15,960	$8,164	$15,665	$13,640	$15,591

Balance sheet data, securities at cost:
Assets:
Investments	$2,216,803	$2,228,639	$2,247,695	$2,254,593	$2,266,936
Deferred policy acquisition costs	230,399	233,127	237,004	240,182	245,020
Deferred sales inducements	3,806	3,861	4,104	4,237	5,582
Value of insurance in force acquired	27,642	27,182	26,763	26,348	25,904
Other assets	66,256	78,837	82,331	87,204	76,235
Total assets	$2,544,906	$2,571,646	$2,597,897	$2,612,564	$2,619,677

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$768,066	$768,141	$769,503	$770,527	$771,823
Other insurance reserves	1,400,379	1,416,311	1,430,396	1,442,609	1,455,515
Other liabilities	66,566	65,445	62,681	66,038	88,361
Total liabilities	2,235,011	2,249,897	2,262,580	2,279,174	2,315,699
Allocated equity, excluding AOCL	309,895	321,749	335,317	333,390	303,978
Total liabilities and equity	$2,544,906	$2,571,646	$2,597,897	$2,612,564	$2,619,677

Other data:
Number of direct policies - traditional life	332,494	332,538	332,545	333,723	335,505
Number of direct policies - universal life	55,218	54,787	54,834	54,648	55,094
Direct face amounts - traditional life	$28,551	$29,088	$29,519	$30,241	$30,998
Direct face amounts - universal life	$4,695	$4,684	$4,733	$4,753	$4,817

Statutory portfolio yield net of assumed defaults	6.32%	6.30%	6.34%	6.34%	6.30%
Credited rate	4.40%	4.40%	4.40%	4.41%	4.41%
Spread on direct universal life at end of quarter	1.92%	1.90%	1.94%	1.93%	1.89%

Interest sensitive reserve activity:
Balance, beginning of period	$766,769	$768,066	$768,141	$769,503	$770,527

Deposits	14,079	13,395	14,140	13,606	15,013
Withdrawals and surrenders	(7,539)	(7,439)	(8,066)	(7,214)	(8,423)
Net flows	6,540	5,956	6,074	6,392	6,590

Policyholder interest credited	8,604	8,286	8,406	8,373	8,225
Policy charges	(11,328)	(11,263)	(11,560)	(11,790)	(12,042)
Benefits and other	(2,519)	(2,904)	(1,558)	(1,951)	(2,016)
Balance, end of period	768,066	768,141	769,503	770,527	771,284
Other interest sensitive reserves	-	-	-	-	539
Total interest sensitive reserves	$786,066	$768,141	$769,503	$770,527	$771,823

	FBL Financial Group, Inc.
	Statements of Pre-tax Operating Income (Loss)
	Variable Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges:
Variable universal life product charges	$9,936	$9,913	$9,924	$9,550	$10,187
Variable annuity product charges	2,441	2,298	2,366	2,185	1,786
Total interest sensitive product charges	12,377	12,211	12,290	11,735	11,973
Net investment income	3,352	3,341	3,638	3,565	3,713
Other income	201	383	633	486	416
Total operating revenues	15,930	15,935	16,561	15,786	16,102

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,003	2,217	1,810	2,048	2,522
Death benefits	2,539	3,724	3,937	4,795	3,830
Total interest sensitive product benefits	4,542	5,941	5,747	6,843	6,352
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	852	822	790	760	750
Amortization of deferred policy acquisition costs	3,020	2,497	2,627	3,009	7,408
Other underwriting expenses	5,238	5,304	5,543	5,508	5,403
Total underwriting, acquisition and insurance expenses	9,110	8,623	8,960	9,277	13,561
Other expenses	176	203	174	176	111
Total benefits and expenses	13,828	14,767	14,881	16,296	20,024
Pre-tax operating income (loss)	$2,102	$1,168	$1,680	$(510)	$(3,922)

Balance sheet data, securities at cost:
Assets:
Investments	$215,176	$224,408	$242,537	$221,131	$242,222
Deferred policy acquisition costs	156,055	156,980	157,825	157,849	153,396
Deferred sales inducements	2,369	2,379	2,449	2,449	2,572
Other assets	11,539	15,909	10,329	15,454	9,262
Separate account assets	862,738	802,225	794,846	718,501	577,420
Total assets	$1,247,877	$1,201,901	$1,207,986	$1,115,384	$984,872

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$202,211	$204,965	$208,607	$216,715	$225,539
Other insurance reserves	26,985	28,596	28,964	32,623	30,382
Other liabilities	39,290	38,249	70,265	33,221	32,067
Separate account liabilities	862,738	802,225	794,846	718,501	577,420
Total liabilities	1,131,224	1,074,035	1,102,682	1,001,060	865,408
Allocated equity, excluding AOCL	116,653	127,866	105,304	114,324	119,464
Total liabilities and equity	$1,247,877	$1,201,901	$1,207,986	$1,115,384	$984,872

Rollforward of separate account balances:
Beginning separate account balance	$865,557	$862,738	$802,225	$794,846	$718,501
Net premiums	35,594	27,019	28,398	15,721	7,507
Net investment loss	(14,608)	(61,229)	(8,707)	(67,251)	(127,551)
Charges, benefits and surrenders	(23,805)	(26,303)	(27,070)	(24,815)	(21,037)
Ending separate account balance	$862,738	$802,225	$794,846	$718,501	$577,420

Separate account balance:
Balance per financial statements	$862,738	$802,225	$794,846	$718,501	$577,420
Less: alliance partners' share	(22,301)	(20,932)	(19,934)	(17,635)	(13,940)
Add: alliance partner separate account assets on business assumed	79,150	79,212	76,143	67,685	53,614
	$919,587	$860,505	$851,055	$768,551	$617,094

Other data:
Number of direct contracts - variable annuity	21,041	21,025	21,072	20,856	20,624
Number of direct policies - variable universal life	63,378	62,858	62,381	61,861	61,319
Direct face amounts - variable universal life	$7,846	$7,804	$7,797	$7,756	$7,698

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$4,279	$3,062	$2,578	$2,356	$1,859
Other income	6,283	5,435	6,222	6,055	5,446
Total operating revenues	10,562	8,497	8,800	8,411	7,305

Benefits and expenses:
Other underwriting and insurance expenses	997	617	655	583	593
Interest expense	4,430	4,451	4,448	4,464	6,204
Other expenses	6,213	5,752	5,963	5,409	6,315
Total benefits and expenses	11,640	10,820	11,066	10,456	13,112
	(1,078)	(2,323)	(2,266)	(2,045)	(5,807)
Minority interest in loss of subsidiaries	52	9	7	15	40
Equity income, before tax	666	180	(245)	132	(74)
Pre-tax operating loss	$(360)	$(2,134)	$(2,504)	$(1,898)	$(5,841)

Balance sheet data, securities at cost:
Assets:
Investments	$280,864	$188,101	$153,796	$146,690	$333,281
Securities and indebtedness of related parties	19,954	20,040	19,602	19,108	18,919
Other assets	426,436	451,908	317,675	315,941	245,271
Total assets	$727,254	$660,049	$491,073	$481,739	$597,471

Liabilities and equity:
Liabilities:
Insurance reserves	$68,360	$68,710	$66,874	$66,283	$64,319
Debt	316,930	316,949	316,967	350,986	430,451
Other liabilities	356,423	316,923	191,243	186,532	217,637
Total liabilities	741,713	702,582	575,084	603,801	712,407
Minority interest in subsidiaries	91	129	130	122	96
Equity, excluding AOCL	(14,550)	(42,662)	(84,141)	(122,184)	(115,032)
Total liabilities and equity	$727,254	$660,049	$491,073	$481,739	$597,471

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs by Segment

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Deferred policy acquisition costs - beginning of period	$79,556	$80,685	$84,023	$87,211	$88,865
Capitalization:
Commissions	1,844	2,774	2,798	2,532	2,573
Expenses	303	720	657	786	835
Total capitalization	2,147	3,494	3,455	3,318	3,408
Amortization - operating basis, before impact of unlocking	(2,111)	(2,482)	(2,142)	(3,026)	(3,698)
Amortization - unlocking, operating basis	-	-	-	(598)	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	1,093	2,326	1,875	1,960	1,139
Deferred policy acquisition costs - end of period	$80,685	$84,023	$87,211	$88,865	$89,714

Traditional Annuity - Independent Distribution
Deferred policy acquisition costs - beginning of period	$433,409	$468,529	$478,708	$492,540	$501,711
Capitalization:
Commissions	31,001	24,478	29,263	26,412	14,879
Expenses	2,176	1,931	2,165	2,043	1,566
Total capitalization	33,177	26,409	31,428	28,455	16,445
Amortization - operating basis, before impact of unlocking	(13,339)	(13,011)	(14,453)	(15,695)	(19,414)
Amortization - unlocking, operating basis	-	-	708	-	(16,350)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	15,282	(3,219)	(3,851)	(3,589)	(3,104)
Deferred policy acquisition costs - end of period	$468,529	$478,708	$492,540	$501,711	$479,288

Traditional & Universal Life Insurance
Deferred policy acquisition costs - beginning of period	$227,267	$230,399	$233,127	$237,004	$240,182
Capitalization:
Commissions	4,828	2,960	4,017	3,536	5,222
Expenses	3,850	3,818	3,722	3,531	4,669
Total capitalization	8,678	6,778	7,739	7,067	9,891
Amortization - operating basis, before impact of unlocking	(5,555)	(4,446)	(4,464)	(3,850)	(5,041)
Amortization - unlocking, operating basis	-	-	173	(528)	-
Amortization - realized gains/losses on investments	9	396	429	489	(12)
Deferred policy acquisition costs - end of period	$230,399	$233,127	$237,004	$240,182	$245,020

Variable
Deferred policy acquisition costs - beginning of period	$154,059	$156,055	$156,980	$157,825	$157,849
Capitalization:
Commissions	3,765	2,618	2,528	1,920	1,728
Expenses	969	893	755	825	714
Total capitalization	4,734	3,511	3,283	2,745	2,442
Amortization - operating basis, before impact of unlocking	(4,277)	(2,497)	(2,925)	(4,954)	(7,408)
Amortization - unlocking, operating basis	1,257	-	298	1,945	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	282	(89)	189	288	513
Deferred policy acquisition costs - end of period	$156,055	$156,980	$157,825	$157,849	$153,396

Total
Deferred policy acquisition costs - beginning of period	$894,291	$935,668	$952,838	$974,580	$988,607
Capitalization:
Commissions	41,438	32,830	38,606	34,400	24,402
Expenses	7,298	7,362	7,299	7,185	7,784
Total capitalization	48,736	40,192	45,905	41,585	32,186
Amortization - operating basis, before impact of unlocking	(25,282)	(22,436)	(23,984)	(27,525)	(35,561)
Amortization - unlocking, operating basis	1,257	-	1,179	819	(16,350)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	16,666	(586)	(1,358)	(852)	(1,464)
Deferred policy acquisition costs - end of period	935,668	952,838	974,580	988,607	967,418
Impact of unrealized gains/losses on investments	55,487	136,506	186,953	279,825	398,191
Deferred policy acquisition costs	$991,155	$1,089,344	$1,161,533	$1,268,432	$1,365,609

FBL Financial Group, Inc.
Collected Premiums

	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$14,966	$25,530	$40,234	$55,649	$49,262
Renewal - individual	9,335	18,115	22,203	14,603	14,256
Group	2,621	1,703	1,988	3,415	2,081
Total Traditional Annuity - Exclusive Distribution	26,922	45,348	64,425	73,667	65,599

Traditional Annuity - Independent Distribution
Fixed rate annuities	283,563	120,928	378,209	348,886	67,820
Index annuities	221,033	205,758	159,998	147,229	136,427
Total direct	504,596	326,686	538,207	496,115	204,247
Reinsurance assumed	458	882	892	397	210
Total Traditional Annuity - Independent Distribution,
net of reinsurance	505,054	327,568	539,099	496,512	204,457

Traditional and Universal Life Insurance
Universal life:
First year	2,045	1,361	1,628	1,879	1,804
Renewal	9,920	9,919	10,271	9,167	9,981
Total	11,965	11,280	11,899	11,046	11,785
Participating whole life:
First year	3,271	2,848	2,860	3,024	3,357
Renewal	22,656	23,135	24,967	22,330	22,946
Total	25,927	25,983	27,827	25,354	26,303
Term life and other:
First year	2,503	2,595	2,365	2,680	2,774
Renewal	11,411	12,038	12,015	12,464	12,618
Total	13,914	14,633	14,380	15,144	15,392
Total Traditional and Universal Life Insurance - Exclusive Distribution	51,806	51,896	54,106	51,544	53,480
Reinsurance assumed	2,905	2,735	2,790	2,692	2,696
Reinsurance ceded	(4,844)	(4,637)	(5,025)	(4,457)	(4,975)
Total Traditional and Universal Life Insurance, net of reinsurance	49,867	49,994	51,871	49,779	51,201

Variable
Variable annuities:
Exclusive distribution:
First year	19,254	13,217	12,394	9,340	5,791
Renewal	6,036	6,682	6,919	4,962	4,484
Total	25,290	19,899	19,313	14,302	10,275
Alliance channel:
First year (1)	7,480	6,385	4,398	3,046	1,856
Renewal (1)	1,078	1,435	1,524	737	721
Total	8,558	7,820	5,922	3,783	2,577
Total variable annuities	33,848	27,719	25,235	18,085	12,852
Variable universal life:
Exclusive distribution:
First year	2,039	1,756	1,118	1,200	856
Renewal	11,302	11,936	12,033	11,209	11,096
Total	13,341	13,692	13,151	12,409	11,952
Alliance channel:
First year (1)	152	122	96	115	82
Renewal (1)	529	541	578	514	564
Total	681	663	674	629	646
Total variable universal life	14,022	14,355	13,825	13,038	12,598
Total Variable	47,870	42,074	39,060	31,123	25,450
Reinsurance ceded	(160)	(153)	(187)	(180)	(216)
Total Variable, net of reinsurance	47,710	41,921	38,873	30,943	25,234

Corporate and Other
Accident and health premiums collected, net of
reinsurance	234	63	30	27	258
	$629,787	$464,894	$694,298	$650,928	$346,749

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Other Income

	December 31,	March 31,	June 30,	September 30,	December 31,
	2007	2008	2008	2008	2008
	(Dollars in thousands, except per share data)
Capitalization:
Senior Notes, due 2011	$-	$-	$-	$-	$100,000
Senior notes, due 2014	75,353	75,341	75,329	75,317	75,305
Senior notes, due 2017	98,577	98,608	98,638	98,669	98,700
Trust preferred securities	97,000	97,000	97,000	97,000	97,000
Revolving line of credit agreement	$46,000	$46,000	$46,000	$60,000	$59,446
Short-term note payable	-	-	-	20,000	-
Total debt	316,930	316,949	316,967	350,986	430,451

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	936,236	941,372	922,375	930,031	905,123
Total capitalization, excluding AOCL	1,256,166	1,261,321	1,242,342	1,284,017	1,338,574

Accumulated other comprehensive income loss	(36,345)	(137,996)	(186,765)	(377,151)	(649,758)
Total capitalization, including AOCL	$1,219,821	$1,123,325	$1,055,577	$906,866	$688,816

Common shares outstanding	30,019,728	30,162,058	30,163,927	30,173,593	30,168,879

Book Value per Share:
Excluding AOCL	$31.19	$31.21	$30.58	$30.82	$30.00
Including AOCL	29.98	26.64	24.39	18.32	8.46

Debt-to-Capital Ratio:
Excluding AOCL	25.2%	25.1%	25.5%	27.3%	32.2%
Including AOCL	26.0	28.2	30.0	38.7	62.5

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	17.5%	17.4%	17.7%	19.8%	24.9%
Including AOCL	18.0	19.6	20.8	28.0	48.4

Class A Common Ownership:
Iowa Farm Bureau Federation	51.0%	50.7%	50.7%	53.1%	53.1%
Other Farm Bureau entities	9.0	8.9	8.7	8.7	8.7
Public	40.0	40.4	40.6	38.2	38.2
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	63.6%	62.0%	61.7%	61.7%	60.0%
(BBB)	32.6	34.1	34.4	34.6	36.2
(BB)	2.7	2.8	2.7	2.6	2.7
(<BB)	1.1	1.1	1.2	1.1	1.1

Investment by Type:
Fixed maturities	61.4%	62.0%	62.1%	61.7%	58.9%
Residential mortgage-backed	16.7	16.1	15.9	16.0	16.5
Commercial mortgage-backed	5.1	5.9	6.5	6.5	5.9
Asset-backed	2.3	1.8	1.5	1.4	1.3
Mortgage loans	11.0	11.2	11.3	11.7	12.8
Equity securities	0.2	0.2	0.1	0.1	0.4
Other	3.3	2.8	2.6	2.6	4.2

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,188	1,192	1,193	1,192	1,176
7 Life-only states	779	763	775	789	786
Total Farm Bureau Life channel	1,967	1,955	1,968	1,981	1,962

Percentage registered representatives:
Farm Bureau Life channel	88.3%	88.6%	86.9%	86.4%	83.9%

EquiTrust Life channel:
Independent Agents	19,781	20,726	22,361	23,651	19,098